Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	Republic of Poland

		Title of Security	POLAND 3.25%  2026

		Date of First Offering	3/30/2016

		Amount of Total Offering	"$1,750,000,000"

		Unit Price	 $99.25

		Underwriting Spread or Commission	0.14%

		Maturity Date	4/6/2026

		Total Par Value of Bonds Purchased	" 240,000 "

		Dollar Amount of Purchases	" $238,198 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.014%

		Percentage of Portfolio Assets
		Applied to Purchase	0.108%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	Deutsche Bank Securities

		Underwriting Syndicate Members	Barclays/BNP Paribas/Deutsche Bank Securities/
           JPMorgan


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	Bank of America Corp.

		Title of Security	BAC 3.50% 2026

		Date of First Offering	4/14/2016

		Amount of Total Offering	"$2,500,000,000"

		Unit Price	$99.833

		Underwriting Spread or Commission	0.45

		Maturity Date	4/19/2026

		Total Par Value of Bonds Purchased	" 115,000 "

		Dollar Amount of Purchases	" $114,808 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.005%

		Percentage of Portfolio Assets
		Applied to Purchase	0.108%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	BofA Merrill Lynch

		Underwriting Syndicate Members	"ABN AMROBofA Merrill Lynch, ABN AMRO,
ANZ Securities, BBVA, BNY Mellon Capital Markets, LLC, Capital One Securities,
 Commerzbank, Danske Markets Inc., Deutsche Bank Securiteis, ING, JPMorgan,
Lloyds Securities, Mizuho Securities, nabSecurities, LLC, Natixis, Rabo
Securities, RBS, Santander, Scotiabank, Societe Generale, SMBC Nikko, Standard
Chartered Bank, TD Securities, Huntington Investment Company, UniCredit Capital
 Markets, Drexel Hamilton, Ramirez & Co., Inc., Siebert Brandford Shank & Co.,
LLC, The Williams Capital Group LP
"


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	Crown Castle International Corp.

		Title of Security	CCI 3.70%  2026

		Date of First Offering	4/26/2016

		Amount of Total Offering	"$750,000,000"

		Unit Price	 $99.695

		Underwriting Spread or Commission	0.65%

		Maturity Date	6/15/2026

		Total Par Value of Bonds Purchased	" 30,000 "

		Dollar Amount of Purchases	" $29,909 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.004%

		Percentage of Portfolio Assets
		Applied to Purchase	0.0028%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	Morgan Stanley and Co. LLC

		Underwriting Syndicate Members	"Barclays, Credit Agricole CIB, Morgan
Stanley, SunTrust Robinson Humphrey, TD Securities, Citigroup, Fifth Third
Securities, JPMorgan, BofA Merrill Lynch, MUFG, Mizuho Securities, RBC Capital
Markets, SMBC Nikko, RBS, Societe Generale, Wells Fargo Securities, PNC Capital
Markets LLC"


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	"AbbVie, Inc."

		Title of Security	ABBV 4.45%  2046

		Date of First Offering	5/9/2016

		Amount of Total Offering	" $2,000,000,000,000.00 "

		Unit Price	 $99.33

		Underwriting Spread or Commission	0.88%

		Maturity Date	5/14/2046

		Total Par Value of Bonds Purchased	" 55,000 "

		Dollar Amount of Purchases	" $54,630 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.003%

		Percentage of Portfolio Assets
		Applied to Purchase	0.025%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	BofA Merrill Lynch

		Underwriting Syndicate Members	"BofA Merrill Lynch, JPMorgan, Barclays,
Deutsche Bank Securities, BNP Paribas, HSBC, Societe Generale, Credit Suisse,
Goldman, Sachs & Co., Mizuho Securities, MUFG, RBC Capital Markets, Santander,
Standard Chartered Bank, Wells Fargo Securities, DNB Markets, Lloyd Securities,
Loop Capital Markets, The Williams Capital Group, L.P., US Bancorp"


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	Chevron Corp.

		Title of Security	CVX 2.10%  2021

		Date of First Offering	5/9/2016

		Amount of Total Offering	"$1,350,000,000"

		Unit Price	 $100.00

		Underwriting Spread or Commission	0.12%

		Maturity Date	5/16/2021

		Total Par Value of Bonds Purchased	" 140,000 "

		Dollar Amount of Purchases	" $140,000 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.010%

		Percentage of Portfolio Assets
		Applied to Purchase	0.063%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	BofA Merrill Lynch

		Underwriting Syndicate Members	"BofA Merrill Lynch, JPMorgan, Wells Fargo
Securities, Barclays, Citigroup, HSBC, Morgan Stanley, Societe Generale, SMBC
 Nikko, BNP Paribas, Goldman, Sachs & Co., Deutsche Bank Securities, Loop
Capital Markets, Mizuho Securities, RBC Capital Markets, Standard Chartered
Bank,ANZ Securities, BBVA, ICBC Standard Bank, Santander, Standard Bank,US
Bancorp, The Williams Capital Group, L.P."


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	Kraft Heinze Foods Co.

		Title of Security	KHC 4.375%  2046

		Date of First Offering	5/10/2016

		Amount of Total Offering	" $3,000,000,000 "

		Unit Price	 $99.684

		Underwriting Spread or Commission	0.88%

		Maturity Date	6/1/2046

		Total Par Value of Bonds Purchased	" 45,000 "

		Dollar Amount of Purchases	" $44,858 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.001%

		Percentage of Portfolio Assets
		Applied to Purchase	0.020%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	"Wells Fargo Advisors, LLC"

		Underwriting Syndicate Members	"BofA Merrill Lynch, Barclays Capital,
Citigroup Securities, Credit Suisse, Goldman Sachs, JPMorganorgan, Morgan
Stanley, Wells Fargo, Banco Santander, Bank of Tokyo Mitsubishi Trust Co, BNP
Paribas, Credit Agricole Securities USA Inc, Deutsche Bank Securities Inc,
HSBC Securities,  Mizuho Securities USA Inc, RBC Capital Markets, Sumitomo
Mitsui Banking Corp"


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	Diamond I Finance Corp./Diamond II Finance Corp.

		Title of Security	DELL 4.42% 2021

		Date of First Offering	5/17/2016

		Amount of Total Offering	"$4,500,000,000"

		Unit Price	 $99.971

		Underwriting Spread or Commission	0.88%

		Maturity Date	6/15/2021

		Total Par Value of Bonds Purchased	" 200,000 "

		Dollar Amount of Purchases	" $199,942 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.004%

		Percentage of Portfolio Assets
		Applied to Purchase	0.090%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	"Barclays Capital, Inc."

		Underwriting Syndicate Members	"BofA Merrill Lynch, Barclays Capital,
Citigroup Global Markets Inc, Credit Suisse, Deutsche Bank Securities Inc,
Goldman Sachs, JPMorganorgan, RBC Capital Markets"


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	Diamond I Finance Corp./Diamond II Finance Corp.

		Title of Security	DELL 5.45% 2023

		Date of First Offering	5/17/2016

		Amount of Total Offering	"$3,750,000,000"

		Unit Price	 $99.957

		Underwriting Spread or Commission	0.74%

		Maturity Date	6/15/2023

		Total Par Value of Bonds Purchased	" 105,000 "

		Dollar Amount of Purchases	" $104,955 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.003%

		Percentage of Portfolio Assets
		Applied to Purchase	0.047%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	"Barclays Capital, Inc."

		Underwriting Syndicate Members	"BofA Merrill Lynch, Barclays Capital,
Citigroup Global Markets Inc, Credit Suisse, Deutsche Bank Securities Inc,
Goldman Sachs, JPMorganorgan, RBC Capital Markets"


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	Diamond I Finance Corp./Diamond II Finance Corp.

		Title of Security	DELL 6.02% 2026

		Date of First Offering	5/17/2016

		Amount of Total Offering	"$4,500,000,000"

		Unit Price	 $99.952

		Underwriting Spread or Commission	0.74%

		Maturity Date	6/15/2026

		Total Par Value of Bonds Purchased	" 75,000 "

		Dollar Amount of Purchases	" $74,964 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.002%

		Percentage of Portfolio Assets
		Applied to Purchase	0.034%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	"Barclays Capital, Inc."

		Underwriting Syndicate Members	"BofA Merrill Lynch, Barclays Capital,
Citigroup Global Markets Inc, Credit Suisse, Deutsche Bank Securities Inc,
Goldman Sachs, JPMorganorgan, RBC Capital Markets"


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	"Walgreens Boot Alliance, Inc."

		Title of Security	WBA 3.45%  2026

		Date of First Offering	5/26/2016

		Amount of Total Offering	" $1,900,000,000 "

		Unit Price	 $99.748

		Underwriting Spread or Commission	0.45%

		Maturity Date	6/1/2026

		Total Par Value of Bonds Purchased	" 75,000 "

		Dollar Amount of Purchases	"$74,811"

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.004%

		Percentage of Portfolio Assets
		Applied to Purchase	0.034%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	BofA Merrill Lynch

		Underwriting Syndicate Members	"BofA Merrill Lynch, HSBC, UBS Investment
Bank, JPMorgan, Lloyds Securities, MUFG, Mizuho Securities, UniCredit Capital

Markets, Wells Fargo Securities, Deutsche Bank Securities, Santander,
Societe Generale Corporate & Investment Banking, US Bancorp, SMBC Nikko,
Loop Capital Markets, The Williams Capital Group, L.P., BB&T Capital Markets, Mischler Financial Group Inc., RBS"


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	Mylan NV

		Title of Security	MYL 3.95% 2026

		Date of First Offering	5/31/2016

		Amount of Total Offering	" $2,250,000,000 "

		Unit Price	 $99.231

		Underwriting Spread or Commission	0.65%

		Maturity Date	6/15/2026

		Total Par Value of Bonds Purchased	" 140,000 "

		Dollar Amount of Purchases	" $138,923 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.006%

		Percentage of Portfolio Assets
		Applied to Purchase	0.062%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	Deutsche Bank Securities

		Underwriting Syndicate Members	"BoA Merrill, Deutsche, Goldman Sachs,ING
Capital, PNC Capital, Citigroup, Credit Suisse, DNB Capital, HSBC, MUFG,
Mizuho, Morgan Stanley"


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	Mylan NV

		Title of Security	MYL 5.25% 2046

		Date of First Offering	5/31/2016

		Amount of Total Offering	" $999,840,000 "

		Unit Price	 $99.984

		Underwriting Spread or Commission	0.88%

		Number of Shares Purchased	6/15/2046

		Dollar Amount of Purchases	" 37,000 "

		Years of Continous Operation	" $36,994 "

		Percentage of Offering Purchased
		by Portfolio	0.004%

		Percentage of Portfolio Assets
		Applied to Purchase	0.017%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	Goldmans Sachs and Co.

		Underwriting Syndicate Members	"BoA Merrill, Deutsche, Goldman Sachs,
ING Capital, PNC Capital, Citigroup, Credit Suisse, DNB Capital, HSBC, MUFG,
Mizuho, Morgan Stanley"


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	Oman Government International Bond

		Title of Security	OMAN 4.75%  2026

		Date of First Offering	6/8/2016

		Amount of Total Offering	"$1,500,000,000"

		Unit Price	 $99.83

		Underwriting Spread or Commission	0.00%

		Maturity Date	6/15/2026

		Total Par Value of Bonds Purchased	" 280,000 "

		Dollar Amount of Purchases	" $279,516 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.019%

		Percentage of Portfolio Assets
		Applied to Purchase	0.125%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	"Citigroup Global Markets, Inc."

		Underwriting Syndicate Members	"Citi, JPMorgan, MUFG Securities EMEA PLC,
National Bank of Abu Dhabi, Natixis"


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	Oracle Corp.

		Title of Security	ORCL 2.40%  2023

		Date of First Offering	6/29/2016

		Amount of Total Offering	" $2,500,000,000 "

		Unit Price	 $99.98

		Underwriting Spread or Commission	0.25%

		Maturity Date	9/15/2045

		Total Par Value of Bonds Purchased	" 255,000 "

		Dollar Amount of Purchases	" $254,957 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.010%

		Percentage of Portfolio Assets
		Applied to Purchase	0.114%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	BofA Merrill Lynch

		Underwriting Syndicate Members	"BofA Merrill Lynch, Citigroup, HSBC, JPMorgan,
 Wells Fargo Securities, Barclays, BNP Paribas, Credit Suisse, Deutsche Bank
Securities, Societe Generale, UBS Investment Bank"


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Mid Cap Growth
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	Pantheon NV (PTHN)

		Title of Security	Pantheon NV (PTHN)

		Date of First Offering	7/21/2016

		Amount of Total Offering	" $625,000,005.00 "

		Unit Price	 $21.00

		Underwriting Spread or Commission	1.16%

		Number of Shares Purchased	"56,000"

		Dollar Amount of Purchases	" $1,176,000 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.1880%

		Percentage of Portfolio Assets
		Applied to Purchase	0.3340%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	Morgan Stanley

		Underwriting Syndicate Members	"Citigroup, JPMorgan, Mizuho Securities,
 Barclays, Goldman Sachs & Co., SMBC Nikko, BofA Merrill Lynch, BNP Paribas,
Credit Suisse, Deutsche Bank Securities, Morgan Stanley, RBC Capital Markets,
TD Securities, Wells Fargo Securities, Commerzbank, DNB Markets, PNC Capital
Markets LLC, US Bancorp, Lloyds SEcurities, Societe Generale, Allen & Company
 LLC, EVercore ISI, CastleOak Securities LP, C.L. King & Associates, Drexel
Hamilton, Lebenthal Capital Markets, Loop Capital Markets, Mischler Financial
Group, Inc., Ramirez & Co., Inc., The Williams Capital Group, L.P."


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	Comcast Corp.

		Title of Security	CMCSA 3.40%  2046

		Date of First Offering	07/12/206

		Amount of Total Offering	" $1,400,000,000 "

		Unit Price	 $99.126

		Underwriting Spread or Commission	0.75%

		Maturity Date	7/15/2046

		Total Par Value of Bonds Purchased	" $75,000 "

		Dollar Amount of Purchases	" $74,345 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.005%

		Percentage of Portfolio Assets
		Applied to Purchase	0.032%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	"Citigroup Global Markets, Inc."

		Underwriting Syndicate Members	"Citigroup, JPMorgan, Mizuho Securities,
 Barclays, Goldman Sachs & Co., SMBC Nikko, BofA Merrill Lynch, BNP Paribas,
 Credit Suisse, Deutsche Bank Securities, Morgan Stanley, RBC Capital Markets,
TD Securities, Wells Fargo Securities, Commerzbank, DNB Markets, PNC Capital
Markets LLC, US Bancorp, Lloyds SEcurities, Societe Generale, Allen & Company
LLC, EVercore ISI, CastleOak Securities LP, C.L. King & Associates, Drexel
Hamilton, Lebenthal Capital Markets, Loop Capital Markets, Mischler Financial
Group, Inc., Ramirez & Co., Inc., The Williams Capital Group, L.P."


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	Nationwide Building Soceity

		Title of Security	NWIDE 2.45%  2021

		Date of First Offering	7/1/2016

		Amount of Total Offering	" $1,250,000,000 "

		Unit Price	 $99.822

		Underwriting Spread or Commission	0.25%

		Maturity Date	7/27/2021

		Total Par Value of Bonds Purchased	" $200,000 "

		Dollar Amount of Purchases	" $199,644 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.016%

		Percentage of Portfolio Assets
		Applied to Purchase	0.087%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	BNP Paribas Securities Corp.

		Underwriting Syndicate Members	"BNP Paribas, Credit Suisse, Deutsche Bank
 Securities, JPMorgan Securities"


		Name of Registrant:	SunAmerica Series Trust
		Name of Portfolio	Balanced
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	"Apple, Inc."

		Title of Security	AAPL 3.85%  2046

		Date of First Offering	7/28/2016

		Amount of Total Offering	" $2,000,000,000 "

		Unit Price	 $99.735

		Underwriting Spread or Commission	0.43%

		Maturity Date	8/4/2046

		Total Par Value of Bonds Purchased	" $35,000 "

		Dollar Amount of Purchases	" $34,907 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.002%

		Percentage of Portfolio Assets
		Applied to Purchase	0.015%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	Goldman Sachs and Co.

		Underwriting Syndicate Members	"Goldman, Sachs & Co., BofA Merrill
Lynch, JPMorgan, Deutsche Bank Securities, Barclays, Citigroup, Standard
Chartered Bank, Wells Fargo Securities, Lebenthal Capital Markets, Loop Capital
Markets, Mischler Financial Group, Inc., The Williams Capital Group, L.P."


		Name of Portfolio	Mid Cap Growth
		Name of Subadviser	JP Morgan Investment Management

		Name of Issuer	Go Daddy (GDDY)

		Title of Security	Go Daddy (GDDY)

		Date of First Offering	4/4/2016

		Amount of Total Offering	" $499,125,000 "

		Unit Price	 $30.25

		Underwriting Spread or Commission	0.098312

		Number of Shares Purchased	"63,800"

		Dollar Amount of Purchases	" $1,929,950 "

		Years of Continous Operation	3+

		Percentage of Offering Purchased
		by Portfolio	0.3876%

		Percentage of Portfolio Assets
		Applied to Purchase	0.5740%

		Name(s) of Underwriter or
		Dealer(s) from whom Purchased	Morgan Stanely

		Underwriting Syndicate Members	Morgan Stanley / J.P. Morgan / Citigroup
/ Barclays / Deutsche Bank Securities / RBC Capital Markets / KKR / JMP
Securities / Oppenheimer & Co. / Piper Jaffray